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                                                                       Exhibit 1
                             CAMPBELL SOUP COMPANY

                                Debt Securities

                             Underwriting Agreement
                             ----------------------

                                                              ____________, 199_


          From time to time Campbell Soup Company, a New Jersey corporation (the "Company"), proposes to enter into one or more Pricing Agreements (each, a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in
Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its debt securities (the "Securities") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Designated Securities"), less the principal amount of Designated Securities covered by Delayed Delivery Contracts, if any, as provided in Section 3 hereof and as may be specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, any Designated Securities to be covered by Delayed Delivery Contracts being herein sometimes referred to as "Contract Securities" and the Designated Securities to be purchased by the Underwriters (after giving effect to the deduction, if any, for Contract Securities) being herein sometimes referred to as "Underwriters' Securities").

          The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the indenture (the "Indenture") identified in such Pricing Agreement.

          1.  Introductory.  Particular sales of Designated Securities may be
              -------------
made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters, the principal amount of such Designated Securities to be purchased by each Underwriter and whether any of such Designated Securities shall be covered by Delayed Delivery Contracts (as defined in Section 3 hereof) and the commission payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts). The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

          2.  Representations and Warranties of the Company.  The Company
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represents and warrants to, and agrees with, each of the Underwriters that:

          (a) a registration statement on Form S-3 with respect to the Securities has been filed with the Securities and Exchange Commission (the "Commission") in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus contained therein, to the Representatives for each of the other Underwriters and such registration statement in such form has been declared effective by the Commission and no stop order suspending the effectiveness of such registration statement has been issued and to the Company's knowledge no proceeding for that purpose has been initiated or threatened by the Commission; any preliminary prospectus

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     included in such registration statement being hereinafter called a
     "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto but excluding the Form T-1 and, if applicable, including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) of this Agreement and deemed by virtue of Rule 430A under the Act to be part of the registration statement, each as amended at the time such part became effective, being hereinafter collectively called the "Registration Statement"; the prospectus relating to the Securities, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Securities Act of 1933, as amended (the "Act"), as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and incorporated by reference; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424 under the Act, in accordance with Section 5(a) hereof including any documents incorporated by reference therein as of the date of such filing;

          (b) the documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and
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     warranty shall not apply to any statements or omissions made based upon written information furnished to the Company by any Underwriter of Designated Securities through the Representatives specifically for use in the Prospectus as amended or supplemented relating to such Securities; and

          (c) the Registration Statement and the Prospectus conform, and any amendments or supplements thereto will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and the Indenture, including any amendments or supplements thereto pursuant to which Designated Securities will be issued, as of the effective date of the Registration Statement and as of the applicable filing date of the Prospectus, complies with the requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the rules and regulations of the Commission thereunder; and the Registration Statement and the Prospectus do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this
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     representation and warranty shall not apply to that part of the
     Registration Statement that constitutes the Statement of Eligibility and Qualification under the Trust Indenture Act (Form T-1) of the trustee, or
     (ii) any statements or omissions made in reliance upon written information furnished to the Company by any Underwriter of Designated Securities through the Representatives specifically for use in the Prospectus as amended or supplemented relating to such Securities.

          3.  Purchase and Offering of Securities.  (a)  Upon the execution of
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the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of the Underwriters' Securities, the several Underwriters propose to offer the Underwriters' Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented and in this Agreement and the applicable Pricing Agreement.

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          (b)  The Company may specify in Schedule II to the Pricing Agreement applicable to any Designated Securities that the Underwriters are authorized to solicit offers to purchase Designated Securities from the Company pursuant to delayed delivery contracts (herein called "Delayed Delivery Contracts"), substantially in the form of Annex II attached hereto but with such changes therein as the Representatives and the Company may authorize or approve. If so specified, the Underwriters will endeavor to make such arrangements, and as compensation therefor the Company will pay to the Representatives, for the accounts of the Underwriters, at the Time of Delivery (as defined in Section 4 hereof), such commission, if any, as may be set forth in such Pricing Agreement. Delayed Delivery Contracts, if any, are to be with investors of the types described in the Prospectus and subject to other conditions therein set forth. The Underwriters will not have any responsibility in respect of the validity or performance of any Delayed Delivery Contracts.

          The principal amount of Contract Securities to be deducted from the principal amount of Designated Securities to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement applicable to such Designated Securities shall be, in each case, the principal amount of Contract Securities which the Company has been advised by the Representatives have been attributed to such Underwriter; provided that if the Company has not been so advised, the
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amount of Contract Securities to be so deducted shall be, in each case, that proportion of Contract Securities which the principal amount of Designated Securities to be purchased by such Underwriter under such Pricing Agreement bears to the total principal amount of the Designated Securities (rounded as the Representatives may determine). The total principal amount of Underwriters' Securities to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the total principal amount of Designated Securities set forth in Schedule I to such Pricing Agreement less the principal amount of the Contract Securities, if any. The Company will advise the Representatives not later than the business day preceding the Time of Delivery (as defined in Section 4 hereof) specified in the applicable Pricing Agreement (or such other time and date as the Representatives and the Company may agree upon in writing) of the principal amount of Contract Securities.

          4.  Delivery of and Payment for Securities.  Underwriters' Securities
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to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor in the manner specified in the applicable Pricing Agreement, by wire transfer or by certified or official bank check or checks payable to the order of the Company, in the funds specified in such Pricing Agreement, all at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Securities.

          If applicable, concurrently with the delivery of and payment for the Underwriters' Securities, the Company will deliver to the Representatives for the accounts of the Underwriters a check payable to the order of the party designated in the Pricing Agreement relating to such Securities in the amount of any compensation payable by the Company to the Underwriters in respect of any Delayed Delivery Contracts as provided in Section 3 hereof and in the Pricing Agreement relating to such Securities.

          5.  Certain Agreements of the Company.  The Company agrees with each
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of the Underwriters of any Designated Securities:

          (a) to prepare the Prospectus as amended and supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act in accordance with the applicable provisions thereof; to furnish to counsel for the Underwriters one copy of the Registration Statement, including all exhibits, in the form it became effective and of all amendments thereto;

          (b) to advise the Representatives promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and to afford the Representatives a reasonable opportunity to comment on any such proposed amendment or supplement; and to advise the Representatives promptly of the filing of any such amendment or supplement and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement or of any part thereof and to use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued;

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          (c) promptly from time to time to take such action as the
     Representatives may reasonably request to qualify such Securities for offering and sale under state securities or Blue Sky laws of such domestic jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities; provided that in connection therewith the Company shall
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     not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (d) to furnish the Representatives with copies of the Prospectus as amended or supplemented in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time, but not for longer than 40 days from and after the date of the applicable Pricing Agreement, in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to prepare and file with the Commission an amendment or supplement which will correct such statement or omission or effect such compliance; and

          (e) to make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement, an earnings statement of the Company and its subsidiaries (which need not be audited) complying with
     Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including at the option of the Company Rule 158).

          6.  Expenses.  The Company covenants and agrees with the several
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Underwriters that the Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement and will reimburse the Underwriters for expenses (including fees and disbursements of counsel) incurred by them in connection with qualification of the Designated Securities for sale under the state securities or Blue Sky laws of such domestic jurisdictions located in the United States of America as the Representatives may designate and the printing of memoranda relating thereto, for any fees charged by investment rating agencies for the rating of the Designated Securities, for the filing fee of the National Association of Securities Dealers, Inc. relating to the Securities and for expenses incurred in distributing the Prospectus, any Preliminary Prospectuses and any preliminary prospectus supplements to Underwriters.

          7.  Conditions of the Obligations of the Underwriters.  The
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obligations of the Underwriters of any Designated Securities under the Pricing
Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Time of Delivery for such Designated Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions applicable to such Designated Securities:

          (a) the Prospectus as amended or supplemented shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) of the Agreement; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall be pending before or, to the knowledge of the Company, threatened by the Commission;

          (b) counsel for the Underwriters shall have furnished to the Representatives such opinion or opinions, dated the Time of Delivery for such Designated Securities, with respect to the incorporation of the Company, the validity of the Indenture, the Designated Securities, the Delayed Delivery Contracts, if any, the Registration Statement, the Prospectus as amended or supplemented and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

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          (c) The General Counsel of the Company, shall have furnished to the
     Representatives his or her written opinion, dated the Time of Delivery for such Designated Securities, in form and substance reasonably satisfactory to the Representatives, to the effect that:

               (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

               (ii) to the best of such counsel's knowledge, there are no pending or threatened legal or governmental proceedings required to be described in the Registration Statement or the Prospectus as amended or supplemented relating to the Designated Securities which are not described therein as required in all material respects;

               (iii) this Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Company;

               (iv) the issuance and sale of the Designated Securities have been duly authorized by the Company; the Underwriters' Securities (assuming the due authentication thereof by the trustee under the Indenture (the "Trustee")), when executed and issued under the Indenture and delivered to and paid for by you pursuant to the Underwriting Agreement, will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; the Contract Securities (assuming the due authentication thereof by the Trustee), if any, when executed, issued and delivered pursuant to the Indenture and paid for pursuant to the Delayed Delivery Contracts, if any, will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture;

               (v) the Indenture has been duly authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Trustee) constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; provided
                                                                        --------
          that no opinion is rendered by such counsel as to the qualification of the Indenture under the Trust Indenture Act or as to any other question arising under such Act;

               (vi) the issue and sale of the Designated Securities and the compliance by the Company with all of the provisions of the Designated Securities, the Indenture, each of the Delayed Delivery Contracts, if any, this Agreement and the Pricing Agreement with respect to the Designated Securities and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the certificate of incorporation, as amended, or the by-laws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties, which conflict, breach, default or violation would have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries;

               (vii) in the event any of the Designated Securities are to be purchased pursuant to Delayed Delivery Contracts, each of such Delayed Delivery Contracts has been duly authorized, executed and delivered by the Company and (assuming such Contract has been duly executed and delivered by the purchaser named therein) constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors', rights and to general equity principles;

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               (viii) no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States of America or the State of New Jersey is required for the issuance and sale of the Designated Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Pricing Agreement related to the Designated Securities, any of the Delayed Delivery Contracts relating thereto, or the Indenture except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters; and

               (ix) such counsel has no reason to believe that the Registration Statement or the Prospectus as amended or supplemented or any of the documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules contained or incorporated by reference therein, as to which such counsel need express no opinion) contained, in the case of the Registration Statement when it became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of the Prospectus and other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, and in the case of the Prospectus as amended or supplemented, as of the Time of Delivery, not misleading;

          (d) , special counsel for the Company, shall have furnished to the Representatives their written opinion, dated the Time of Delivery for such Designated Securities, to the effect that:

               (i) the Registration Statement, as of its effective date, and the Prospectus, as of its date and as of the date of the applicable supplement (in each case other than the documents incorporated by reference therein) and any further amendments and supplements thereto made by the Company prior to the Time of Delivery for the Designated Securities (other than the financial statements and related schedules included or incorporated by reference therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder;

               (ii) the Designated Securities, the Indenture and any Delayed Delivery Contracts conform to the descriptions thereof in the Prospectus as amended or supplemented;

               (iii) the Indenture has been duly qualified under the Trust Indenture Act;

               (iv) the documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules contained or incorporated by reference therein, as to which such counsel need express no opinion), appear on their face to be appropriately responsive in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and

               (v) such counsel has no reason to believe that the Registration Statement or the Prospectus as amended or supplemented or any of the documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules contained or incorporated by reference therein, as to which such counsel need express no opinion) contained, in the case of the Registration Statement when it became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of the Prospectus and other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made

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          when such documents were so filed, and in the case of the Prospectus as amended or supplemented, as of the Time of Delivery, not misleading;

          (e) on the date of the Pricing Agreement for such Designated Securities and at the Time of Delivery of such Designated Securities, the independent accountants of the Company who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated the effective date of the Registration Statement or the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and a letter dated such Time of Delivery, respectively, of the type described in the American Institute of Public Accountants' Statement on Auditing Standards No. 72 or a successor statement and covering such specified financial statement items as may be agreed upon by the Company and the Representatives, in form and substance satisfactory to the Representatives;

          (f) subsequent to the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following:
     (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iii) the outbreak or escalation of hostilities or any calamity or crisis on or after the date of such Pricing Agreement if the effect of any such event specified in this clause (iii) in the reasonable judgment of the Representatives is material and adverse to the market for the Designated Securities and makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Underwriters' Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented; and

          (g) the Company shall have furnished to the Representatives at the Time of Delivery for the Designated Securities a certificate signed by two officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the absence, subsequent to the date of the most recent financial statements in or incorporated by reference in the Prospectus, of any material adverse change in the business, properties and financial position or results of operation of the Company except as set forth in or contemplated by the Prospectus, as amended and supplemented, as to the matters set forth in subsection (a) of this Section, and as to such other matters as the Representatives may reasonably request.

          8.  (a)  Indemnification and Contribution.  The Company will indemnify
                   ---------------------------------
and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses ate incurred; provided, however, that the Company shall not be liable in any such
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case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement or the Prospectus or any such amendment or supplement (i) in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein or (ii) contained in that part of the Registration Statement constituting the Statement of Eligibility and Qualification under the Trust Indenture Act (Form T-1) of the Trustee; and provided further that the
                                                   ----------------
Company shall not be liable to such Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus or preliminary prospectus supplement or the Prospectus or any amendment or supplement to the extent that any such loss, claim, damage or liability results from the fact that such Underwriter sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented if the Company has previously furnished copies thereof to such Underwriter.

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          (b)  Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

          (c)  Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any action (including any governmental investigation), such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party or represent two or more parties if such representation would be inappropriate due to actual or potential differing interests between or among them), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

          (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter on the other from the offering of the Securities to which such loss, claims, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriter. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriter on the other and the parties, relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection
(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and
(ii) to the extent that any loss, claim, damage or liability results from the fact that any Underwriter of Designated Securities sold such Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented, and the Company has previously furnished copies thereof to such Underwriter, such failure to send or give such Prospectus or amended Prospectus shall be a fact to be considered in determining the Company's contribution to any such Underwriter of any amount under this subsection (d). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

          9.  Default of Underwriters.  (a)  If any Underwriter shall default in
              ------------------------
its obligations under this Agreement and the applicable Pricing Agreement relating to such Underwriters' Securities to purchase the Underwriters, Securities which it has agreed to purchase, the remaining non-defaulting Underwriters shall be obligated severally to purchase the Underwriters' Securities which the defaulting Underwriter agreed but failed to purchase in the respective proportions which the principal amount of Underwriters' Securities set forth in Schedule II to the Pricing Agreement to be purchased by each remaining non-defaulting Underwriter bears to the aggregate principal amount of Underwriters' Securities set forth in such Schedule to be purchased by all the remaining non-defaulting Underwriters; provided that the remaining non-
                                       --------
defaulting Underwriters shall not be obligated to purchase any Underwriters' Securities if the aggregate principal amount of such Underwriters' Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase exceeds 10% of the total principal amount of such Underwriters' Securities. If the foregoing maximum is exceeded, the remaining nondefaulting Underwriters, or other underwriters satisfactory to the Representative, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Underwriters' Securities. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

          (b) If the remaining non-defaulting Underwriters or other underwriters satisfactory to the Representative do not elect pursuant to the penultimate sentence of the above paragraph to purchase the aggregate principal amount of Underwriters' Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase that exceeds 10% of the total principal amount of such Underwriters' Securities, the Pricing Agreement with respect to such Underwriters' Securities shall terminate without liability on the part of any nondefaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof.

          (c) Nothing contained in this Section 9 shall relieve a defaulting Underwriter of any liability it may have to the Company and any non-defaulting Underwriter for damages caused by its default. If other underwriters are obligated or agree to purchase the Underwriters' Securities of a defaulting Underwriter, either the Representative or the Company may postpone the Time of Delivery for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus, or in any other document or arrangement.

          (d) The foregoing obligations and agreements set forth in this Section will not apply if the Pricing Agreement specifies that such obligations and agreements will not apply.

          10.  Survival of Certain Representations and Obligations.  The
               ----------------------------------------------------
respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

          11.  Expenses upon Termination.  If any Pricing Agreement shall be
               --------------------------
terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Designated Securities covered by such Pricing Agreement except as provided in Section 6 and Section 8 hereof; but, if for any other reason Underwriters' Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Section 6 and Section 8 hereof.

          12.  Notices.  In all dealings hereunder, the Representatives of the
               --------
Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

          All statements, requests, notices and agreements hereunder shall be in writing or by telegram if promptly confirmed in writing, and if to the Underwriters shall be sufficient in all respects if delivered or sent by registered mail to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be sufficient in all respects if delivered or sent by registered mail to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any
                                                  --------  -------
notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by registered mail to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request.

          13.  Successors.  This Agreement and each Pricing Agreement shall be
               -----------
binding upon, and inure solely to the benefit of the Underwriters, the Company and, to the extent provided in Section 8 and Section 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

          14.  Applicable Law.  This Agreement and each Pricing Agreement shall
               ---------------
be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in New York.

          15.  Counterparts.  This Agreement and each Pricing Agreement may be
               -------------
executed by the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

          If the foregoing Agreement is in accordance with your understanding, please sign and return a copy hereof.



                                                Very truly yours,

                                                CAMPBELL SOUP COMPANY


                                                By:
                                                    ------------------------
                                                    Name:
                                                    Title:
Accepted as of the date hereof:

[NAME OF UNDERWRITER]


By:
    ----------------------
    Name:
    Title:
[On behalf of each of the Underwriters]

                                                                         ANNEX I

                               PRICING AGREEMENT


                                                             ____________, 199_


    Campbell Soup Company (the "Company") proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated ____________, 199_ (the "Underwriting Agreement"), between the Company on the one hand and on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty with respect to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation and warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the addresses of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

    An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you, is now proposed to be filed, or in the case of a supplement mailed for filing, with the Commission.

    Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto, less the principal amount of Designated Securities covered by Delayed Delivery Contracts, if any, as may be specified in such Schedule II.

    If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement Among Underwriters.


                                                  Very truly yours,

                                                CAMPBELL SOUP COMPANY

                                        By:
                                             -------------------------------
                                             Name:
                                             Title:




    Accepted as of the date hereof:

[UNDERWRITER]

By:
    Name:
    Title:

[On behalf of each of the Underwriters]

                                  SCHEDULE I


                                                 Principal Amount of
                                                Designated Securities
Underwriter                                       to be Purchased
-------------                                   ---------------------
                                         $


        Total..............................

                                  SCHEDULE II


Title of Designated Securities:
     [      %] [Floating Rate] [Zero Coupon] [Notes] [Debentures] due

Aggregate Principal Amount:
     $

Price to Public:
     % of the principal amount of the Designated Securities, plus accrued
           interest from         to         [and accrued amortization, if any,
                from           to            ]

Purchase Price by Underwriters:
       % of the principal amount of the Designated Securities, plus accrued
           interest from         to         [and accrued amortization, if any,
                from           to            ]

Specified Funds for Payment of Purchase Price:
     [Wire Transfer] [New York Clearing House funds]

Indenture:
     Indenture, dated     , 199_, between the Company and  , as Trustee

Maturity:

Interest Rate:
     [    %] [Zero Coupon] [See Floating Rate Provisions]

Interest Payment Dates:
     [months and dates]

Redemption Provisions:
     [No provisions for redemption]

     [The Designated Securities may be redeemed, otherwise than through the
     sinking fund, in whole or in part at the       option of the Company, in
     the amount of $          or an integral multiple thereof,           ]

     [on or after           ,       at the following redemption prices
     (expressed in percentages of principal amount).  If [redeemed on or before
     ,    %, and if] redeemed during the 12-month period beginning


                                                    Redemption
                   Year                               Price
                  ------                            ----------




          and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]

          [on any interest payment date falling on or after           ,       at
          the election of the Company, at a redemption price, equal to the principal amount thereof, plus accrued interest to the date of redemption.]

     [Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]

     [Restrictions on refunding]

Sinking Fund Provisions:
     [No sinking fund provisions]

     [The Designated Securities are entitled to the benefit of a sinking fund to
     retire $           principal amount of Designated Securities on
     in each of the years       through       at 100% of their principal amount
     plus accrued interest] together with [cumulative] [non-cumulative] redemptions at the option of the Company to retire an additional $
     principal amount of Designated Securities in the years       through
     at 100% of their principal amount plus accrued interest.]

Extendable Provisions:

     [Securities are repayable on           ,      [insert date and years], at
     the option of the holder, at their principal amount with accrued interest. Initial annual interest rate will be _____% and thereafter [semi-]annual]
     interest rate will be adjusted on               to a rate not less than
     % of the effective annual interest rate on U.S. Treasury obligations with -year maturities as of the [insert date 15 days prior to maturity date] prior to such [insert maturity date].]

Floating Rate Provisions:

     Initial annual interest rate will be      % through            [and
     thereafter will be adjusted [monthly] [on each           , and           ]
     [to an annual rate of      % above the average rate for         -year
     [month] [securities] [certificates of deposit] by            and
     [insert names of banks].]  [and the annual interest rate [thereafter] [from
     through           ] will be the interest yield equivalent of the weekly
     average per annum market discount rate for    -month Treasury bills plus
     % of Interest Differential (the excess, if any, of (i) then current weekly
     average per annum secondary market yield for    -month certificates of
     deposit over (ii) then current interest yield equivalent of the weekly
     average per annum market discount rate for    -month Treasury bills); [from
     and thereafter the rate will be the then current interest yield equivalent
     plus      % of Interest Differential].]

Time of Delivery:
     [Time and date], 19

Closing Location:


Delayed Delivery:

     [None] [Underwriters' commission shall be      % of the principal amount of
     Designated Securities for which Delayed Delivery Contracts have been
     entered into.  Such commission shall be payable to the order of          .]

Names and Addresses of Representatives:

     Designated Representatives:

     Address for Notices, etc.:

Other Terms:

                                                                        ANNEX II
                           DELAYED DELIVERY CONTRACT
                           -------------------------


Campbell Soup Company
Campbell Place
Camden, New Jersey
c/o [Name and Address of
designated Representative]


                                                             ____________, 199_


     Attention:

Dear Sirs:

    The undersigned hereby agrees to purchase from Campbell Soup Company (hereinafter called the "Company"), and the Company agrees to sell to the undersigned,

               $...............................................................

principal amount of the Company's [Title of Designated Securities] (hereinafter called the "Designated Securities"), offered by the Company's Prospectus dated , 199_, as amended or supplemented, receipt of a copy of which is hereby
acknowledged, at a purchase price of      % of the principal amount thereof,
plus accrued interest from the date from which interest accrues as set forth below, and on the further terms and conditions set forth in this contract.

    The undersigned will purchase the Designated Securities from the Company on , 199_ (the "Delivery Date") and interest on the Designated Securities so purchased will accrue from __________, 199_.

    [The undersigned will purchase the Designated Securities from the Company on the delivery date or dates and in the principal amount or amounts set forth below:

                               Principal                Date from Which
Delivery Date                   Amount                  Interest Accrues
-------------                  ---------                ----------------
   , 199_               $                                      , 199_
   , 199_               $                                      , 199_

Each such date on which Designated Securities are to be purchased hereunder is hereinafter referred to as a "Delivery Date".]

    Payment for the Designated Securities which the undersigned has agreed to purchase on [the] [each] Delivery Date shall be made to the Company or its order by certified or official bank check in __________ Clearing House funds at the office of __________, __________, __________, or by wire transfer to a bank account specified by the Company, on [the] [such] Delivery Date upon delivery to the undersigned on the Designated Securities then to be purchased by the undersigned in definitive fully registered form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to [the] [such] Delivery Date.

    The obligation of the undersigned to take delivery of and make payment for Designated Securities on [the] (each] Delivery Date shall be subject to the condition that the purchase of Designated Securities to be made by the undersigned shall not on [the] [such] Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject. The obligation of the undersigned to take delivery of and make payment for Designated Securities shall not be affected by the failure of any purchaser to take delivery of and make payment for Designated Securities pursuant to other contracts similar to this contract.

    [The undersigned understands that underwriters (the "Underwriters") are also purchasing Designated Securities from the Company, but that the obligations of the undersigned hereunder are not contingent on such purchases.) Promptly after completion of the sale to the Underwriters the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the Opinion of Counsel for the Company delivered to the Underwriters in connection therewith.

    The undersigned represents and warrants that, as of the date of this contract, the undersigned is not prohibited from purchasing the Designated Securities hereby agreed to be purchased by it under the laws of the jurisdiction to which the undersigned is subject.

    This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of other.

    This contract may be executed by either of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

    It is understood that the acceptance by the Company of any Delayed Delivery Contract (including this contract) is in the Company's sole discretion and that, without limiting the foregoing, acceptances of such contracts need not be on a first-come, first-served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered by the Company.


                                        Yours very truly,

                                        ---------------------------------------

                                        By:
                                            -----------------------------------
                                                      (Signature)


                                            -----------------------------------
                                                   (Name and Title)



                                            -----------------------------------
                                                       (Address)
      Accepted, __________,199_

      CAMPBELL SOUP COMPANY

      By:
          -------------------------
          Name:
          Title: